Financial Instruments and Fair Value Measurements - Derivatives Designated For Cash Flow Hedging Relationships (Details3) (Amount of Gain/(Loss) Recongnized in Other Comprehensive Income on Derivative [Member], USD $)
In Thousands
6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010
Amount of Gain/(Loss) Recongnized in Other Comprehensive Income on Derivative [Member]
Interest rate swaps - Unrealized gains/(losses)	$ 0	$ (9,707)
Interest rate swaps - Realized gaons/(losses) associated with	0	(4,980)
Total	$ 0	$ (14,687)